SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 8, 2004

SILICON GRAPHICS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1500 Crittenden Drive
Mountain View, CA		94043-1351

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits
(c)
99.1	Earnings Press Release dated January 8, 2004

Item 12. Results of Operations and Financial Condition

On January 8, 2004, the Company announced its preliminary financial results for the fiscal quarter ended December 26, 2003. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2004	By:	/s/ Sandra M. Escher

Sandra M. Escher
Senior Vice President and
General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DOCUMENT DESCRIPTION

99.1	Earnings Press Release dated January 8, 2004